UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material pursuant to § 240.14a-12	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PLANAR SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 16, 2009

Dear Fellow Shareholder:

A Special Meeting of Shareholders is scheduled for Friday, November 20, 2009. Enclosed please find a copy of our proxy statement for this meeting.

We look forward to seeing as many of our shareholders as are able to attend the meeting. We recognize, however, that this is impractical for most of you. For this reason, we have enclosed a form of proxy and return envelope that you can use to ensure that your shares are represented at the meeting.

The approval of the Planar Systems, Inc. 2009 Incentive Plan and the ratification of the appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ended September 25, 2009 are the only matters our shareholders are being asked to vote on at the meeting. Information regarding these matters is presented in the body of the proxy statement, and we encourage you to review this information.

Please take a moment and sign, date and return the enclosed form of proxy. This way your shares will be represented whether or not you are able to attend the meeting. Many of our shareholders who hold their shares in “street-name” will also have the alternatives of voting either by touch-tone telephone call or via the Internet.

We thank you for your attention to this matter and for your continuing support of your company.

Very truly yours,

Gerald K. Perkel President and Chief Executive Officer

1195 N.W. Compton Drive

Beaverton, OR 97006

(503) 748-1100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2009

To the Shareholders of

Planar Systems, Inc:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Planar Systems, Inc. (the “Company”) will be held on Friday, November 20, 2009, at 2:00 p.m., local time, at 1195 N.W. Compton Drive, Beaverton, Oregon for the following purposes:

1.	To approve the Planar Systems, Inc. 2009 Incentive Plan;

2.	To ratify the audit committee’s appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ended September 25, 2009; and

3.	To transact such other business as may properly come before the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on October 2, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

Whether or not you plan to attend the Special Meeting, please vote your shares as directed in the proxy card for the Special Meeting as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 20, 2009: The Proxy Statement for the Special Meeting is available at https://www.sendd.com/EZProxy/?project_id=347.

By Order of the Board of Directors

Gerald K. Perkel President and Chief Executive Officer

Beaverton, Oregon

October 16, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PLANAR SYSTEMS, INC.

1195 N.W. Compton Drive

Beaverton, OR 97006

(503) 748-1100

PROXY STATEMENT

for

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2009

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Planar Systems, Inc., an Oregon corporation (“Planar” or the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) from holders of the outstanding shares of Planar common stock, no par value (the “Common Stock”), for use at the Company’s Special Meeting of Shareholders to be held at 2:00 p.m., local time, on November 20, 2009, and at any adjournments or postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders will be asked to approve the Planar Systems, Inc. 2009 Incentive Plan, ratify the audit committee’s appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ended September 25, 2009 and transact such other business as may properly come before the meeting or any adjournments or postponements thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders of Planar on or about October 16, 2009.

Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on October 2, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Special Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Special Meeting. On the record date, there were approximately 158 holders of the 19,226,734 shares of Common Stock outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. The Board of Directors does not know of any matters other than those described in the Notice of Special Meeting that are to come before the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006, or by attending the Special Meeting and voting in person. All valid, unrevoked proxies will be voted at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Although we encourage you to read the enclosed proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the Special Meeting.

Q:	Why is Planar providing these materials?

A:	Planar’s Board of Directors is providing these proxy materials for you in connection with Planar’s Special Meeting of Shareholders, which will take place on November 20, 2009, at 2:00 p.m. Shareholders are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, the compensation of directors and our most highly paid officers, and other required information.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are two proposals scheduled to be voted on at the Special Meeting:

•	the approval of the Planar Systems, Inc. 2009 Incentive Plan (Proposal No. 1); and

•	the ratification of the audit committee’s appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ended September 25, 2009 (Proposal No. 2).

We will also consider other business that properly comes before the Special Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	Planar’s Board of Directors recommends that you vote your shares “FOR” the approval of the Planar Systems, Inc. 2009 Incentive Plan and “FOR” the ratification of the audit committee’s appointment of KPMG LLP as our independent registered public accounting firm.

Q:	What shares owned by me can be voted?

A:	All shares of Planar common stock owned by you as of the close of business on October 2, 2009 (the “Record Date”) may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most shareholders of Planar hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Planar’s transfer agent, BNY Mellon Shareholder Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Planar. As the shareholder of record, you have the right to grant your voting proxy directly to Planar or to vote in person at the Special Meeting. You may also vote your shares as described below under “How can I vote my shares without attending the Special Meeting?”

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a legal proxy from your broker or other nominee authorizing you to vote your shares at the Special Meeting. Your broker or nominee has sent you instructions for how you can direct the broker or nominee to vote your shares. You may vote your shares by Internet or by telephone as described below under “How can I vote my shares without attending the Special Meeting?”

Q:	How can I vote my shares in person at the Special Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Special Meeting. If you choose to do so, please bring your proxy card or proof of identification. Even if you plan to attend the Special Meeting, Planar recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Special Meeting?

A:	To vote your shares without attending the meeting, please sign, date and return the enclosed proxy card, or follow the instructions for Internet or telephone voting on the enclosed proxy card. This way your shares will be represented whether or not you are able to attend the meeting. Many of our shareholders who hold their shares in “street-name” will also have the alternatives of voting either by touch-tone telephone call, or via the Internet.

Q:	Can I change my vote?

A:	You may change your proxy instructions at any time prior to the vote at the Special Meeting. You may accomplish this by entering a new vote by Internet, by telephone, by delivering a written notice of revocation to the corporate secretary of our company, by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting for approval of the Planar Systems, Inc. 2009 Incentive Plan and/or ratification of the appointment of KPMG LLP. If you vote your shares without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

If you vote to “ABSTAIN” from voting, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Special Meeting. Consequently, if you abstain from voting on the approval of the Planar Systems, Inc. 2009 Incentive Plan or ratification of the appointment of KPMG LLP, your abstention will have the same effect as a vote against the proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. Proposal No. 2 contained in these proxy materials is considered a routine matter, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares on Proposal No. 2. However, Proposal No. 1 is considered a non-routine matter, so unless you have provided instructions to your broker with respect to Proposal No. 1, your broker will not have authority to vote your shares on Proposal No. 1 and your shares will constitute broker non-votes. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of shares entitled to vote or votes cast for or against a proposal.

Q:	What is the quorum requirement for the Special Meeting?

A:	The quorum requirement for holding the Special Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Special Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Special Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	What is the voting requirement to approve the proposals?

A:	The proposals for ratification of the audit committee’s appointment of the independent registered public accounting firm and approval of the Planar Systems, Inc. 2009 Incentive Plan each requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Special Meeting.

Q:	Who are the proxyholders and what do they do?

A:	The two persons named as proxyholders on the proxy card, Gerald K. Perkel, our President and Chief Executive Officer, and Gregory H. Turnbull, our Chairman of the Board, were designated by the Board of Directors. The proxyholders will vote all properly tendered proxies (except to the extent that authority to vote has been withheld) and where a choice has been specified by you as provided in the proxy card, it will be voted in accordance with the instructions you indicate on the proxy card. If you vote your shares without providing specific instructions regarding each of the proposals, your shares will be voted “FOR” the proposal.

Q:	What does it mean if I receive more than one set of proxy materials?

A:	You may receive more than one set of proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate set of proxy materials for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please vote your shares for each set of proxy materials that you receive by following the instructions in the enclosed proxy card.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the Special Meeting. In order to do this, you may do any of the following:

•	sign and return another proxy card bearing a later date;

•	enter a new vote by Internet or by telephone following the instructions in the proxy card;

•	provide written notice of the revocation to Planar’s Corporate Secretary, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006, prior to the vote at the Special Meeting; or

•	attend the meeting and vote in person.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in Planar’s Quarterly Report on Form 10-Q for the quarter ending December 25, 2009.

Q.	What happens if additional proposals are presented at the Special Meeting?

A:	Other than the proposals described in this proxy statement, Planar does not expect any additional matters to be presented for a vote at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Gerald K. Perkel, Planar’s President and Chief Executive Officer, and Gregory H. Turnbull, Planar’s Chairman of the Board, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting in a manner directed by a majority of the Board of Directors.

Q:	Who will count the vote?

A:	Planar’s Corporate Secretary has been appointed to act as the inspector of election and will tabulate the votes. In the event he is unable to do so, a representative of Planar’s legal counsel, Perkins Coie, LLP, will act in this role.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Planar or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Planar’s management.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	Planar will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Planar’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Planar has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $10,000 in the aggregate. In addition, Planar may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	How do I communicate with the Board of Directors?

A:	Any shareholder who wants to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Chairman of the Board, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

PROPOSAL NO. 1

APPROVE THE PLANAR SYSTEMS, INC. 2009 INCENTIVE PLAN

Our Board of Directors believes that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve continued strong performance in the future by providing a direct link between compensation and long-term shareholder value creation. Accordingly, we are seeking shareholder approval of the Planar Systems, Inc. 2009 Incentive Plan, or the “2009 Plan.” The Board of Directors adopted the 2009 Plan, upon recommendation of its compensation committee (the “Compensation Committee”), subject to shareholder approval at the Special Meeting.

If the 2009 Plan is approved by shareholders, it will replace the Company’s Amended and Restated 1993 Stock Incentive Plan for Nonemployee Directors, Clarity Visual Systems, Inc. 1995 Stock Incentive Plan, Clarity Visual Systems, Inc. Non-Qualified Stock Option Plan, 1996 Stock Incentive Plan, 1999 Nonqualified Stock Option Plan, 2007 New Hire Incentive Plan, and any individual inducement award, which we refer to collectively in this proposal as the “Current Incentive Plans” and in the text of the 2009 Plan as the “Prior Plans.” If shareholders approve the 2009 Plan, no new awards will be granted under the Current Incentive Plans from and after the date of approval. If shareholders do not approve the 2009 Plan, the Current Incentive Plans will remain available for new grants.

The 2009 Plan authorizes the issuance of 1,300,000 shares of our common stock. In addition, up to 2,873,618 shares subject to awards outstanding under the Current Incentive Plans may become available for issuance under the 2009 Plan to the extent that these shares on or after the date of shareholder approval of the 2009 Plan, cease to be subject to the awards (such as by expiration, cancellation or forfeiture of the awards). The maximum number of shares that may be issued under the 2009 Plan is 4,173,618 shares, including shares that may become available from the Current Incentive Plans. As of October 2, 2009, we had 19,226,734 outstanding shares of our common stock.

To facilitate the approval of the 2009 Plan, Planar commits that with respect to the number of shares subject to awards granted (whether under the 2009 Plan or other shareholder-approved and non-shareholder-approved plans) over the next three fiscal years, it will maintain an average annual burn rate (awards granted divided by shares of Common Stock outstanding) over that period that does not exceed 6.30% of the weighted average number of shares of Common Stock outstanding during each year of that three-year period. To calculate a company’s equity burn rate percentage, the sum of the total number of shares represented by stock options and stock appreciation rights (“SARs”) granted in a fiscal year, plus 1.5 times the total number of shares of restricted stock or other stock awards awarded in that year, is divided by the weighted average number of shares outstanding during that year.

As of October 2, 2009, there were 1,557,124 shares subject to issuance upon exercise of outstanding options under the Current Incentive Plans, at a weighted average exercise price of $9.79, and with a weighted average remaining life of 4.92 years. There were a total of 1,316,494 shares of restricted stock and restricted stock units outstanding that remain subject to forfeiture. As of October 2, 2009, there were 988,204 shares available for future grant under all Current Incentive Plans. If shareholders approve the 2009 Plan, all Current Incentive Plans will be suspended as of the date the 2009 Plan is first approved and, accordingly, while all options and awards then outstanding under these plans will remain in effect, no additional option grants or awards will be issued under these plans.

Under applicable rules of the NASDAQ Stock Market, we are required to obtain shareholder approval of the 2009 Plan. In addition, shareholder approval of the 2009 Plan is necessary to provide the Compensation Committee with the flexibility to grant incentive stock options to employees under the 2009 Plan and certain awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. See “U.S. Federal Income Tax Information.”

The principal features of the 2009 Plan are summarized below. This summary does not contain all information about the 2009 Plan. A copy of the complete text of the 2009 Plan is included as Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2009 Plan.

DESCRIPTION OF THE 2009 PLAN

Purpose

The purpose of the 2009 Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of our shareholders. The 2009 Plan would also allow us to provide the same opportunity to consultants, agents, advisors and independent contractors.

Administration

The Compensation Committee of our Board of Directors will administer the 2009 Plan. The Board of Directors or the Compensation Committee may delegate administration of the 2009 Plan in accordance with its terms. References to the “Compensation Committee” below are, as applicable, to the Compensation Committee, the Board of Directors or other delegate, including an officer of the Company authorized by the Board of Directors or Compensation Committee to make grants to certain eligible employees of the Company.

Eligibility

Awards may be granted under the 2009 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its subsidiaries and affiliates. As of October 2, 2009, approximately 360 employees, including six executive officers, and five nonemployee directors were eligible to receive awards under the 2009 Plan.

Number of Shares

The number of shares of common stock authorized for issuance under the 2009 Plan is 1,300,000. In addition, any shares subject to outstanding awards under the Current Incentive Plans as of the date of shareholder approval of the 2009 Plan that cease to be subject to these awards (other than from exercise or settlement of the awards in shares) will automatically become available for issuance under the 2009 Plan. Including the number of shares that may become available for issuance under the 2009 Plan from the Current Incentive Plans, the total number of shares that may be issued under the 2009 Plan is 4,173,618 shares. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is the same as the total number of shares authorized under the 2009 Plan.

The following shares will be available again for issuance under the 2009 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares;

•	shares subject to awards that are subsequently forfeited to or otherwise reacquired by us;

•	shares related to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued.

Awards granted in assumption of or substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2009 Plan.

Shares withheld by or tendered to us as payment for the purchase price of an award or to satisfy tax withholding obligations related to an award, or shares covered by a stock-settled SAR that are not issued in settlement of the SAR, will be available again for issuance under the 2009 Plan.

If any change in our stock occurs by reason of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to shareholders other than a normal cash dividend or other change in our corporate or capital structure, the Compensation Committee will make proportional adjustments to the maximum number and kind of securities (a) available for issuance under the 2009 Plan, (b) issuable as incentive stock options, (c) issuable to certain individuals subject to Code Section 162(m), and (d) that are subject to any outstanding award, including the per share price of such securities.

Types of Awards

The 2009 Plan permits the grant of any or all of the following types of awards.

Stock Options. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets option exercise prices and terms, except that the exercise price of stock options granted under the 2009 Plan must be at least 100% of the fair market value of the common stock on the date of grant, except in the case of options granted in connection with assuming or substituting options in acquisition transactions. At the time of grant, the Compensation Committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. Unless the Compensation Committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock during regular session trading on the NASDAQ Stock Market.

Stock Appreciation Rights (SARs). The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2009 Plan or on a stand-alone basis. SARs are the right to receive payment per share of an exercised SAR in stock or cash, or a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of an SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related SAR to the extent of the SAR exercised. The term of a stand-alone SAR cannot be more than ten years, and the term of a tandem SAR will not exceed the term of the related option.

Stock Awards, Restricted Stock and Stock Units. The Compensation Committee may grant awards of shares of common stock, or awards designated in units of common stock, under the 2009 Plan. These awards may be made subject to repurchase or forfeiture restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with us or the achievement of specified performance criteria, as determined by the Compensation Committee.

Performance Awards. The Compensation Committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of cash. Either may be payable in stock or cash, or a combination of stock and cash, upon the attainment of performance criteria and other terms and conditions as established by the Compensation Committee.

Other Stock or Cash-Based Awards. The Compensation Committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2009 Plan and any other terms and conditions determined by the Compensation Committee.

Repricing

Without shareholder approval, the Board of Directors or the Compensation Committee may not (a) lower the price of an option after it is granted, except in connection with certain adjustments as provided in the 2009

Plan; (b) take any other action that is treated as a repricing under generally accepted accounting principles; or (c) cancel an option at a time when its strike price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. To date the Company has not repriced stock options in that manner.

Performance-Based Compensation under Code Section 162(m)

Performance Goals and Criteria. If the Compensation Committee intends to qualify an award under the 2009 Plan as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company as a whole or any business unit, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; gross margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price (including appreciation); total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.

The performance goals also may be based on the achievement of specified levels of performance for the Company as a whole or any business unit or applicable affiliate under one or more of the performance goals described above relative to the performance of other corporations.

The Compensation Committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; non-cash accounting charges; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to shareholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; and gains and losses on asset sales.

Adjustments and Certification. The Compensation Committee may adjust the amount payable pursuant to an award under the 2009 Plan that is intended to qualify as “performance-based compensation” under Section 162(m) downward but not upward. The committee may not waive the achievement of performance goals related to an award that is intended to qualify as “performance-based compensation,” except in the case of a participant’s death or disability. Section 162(m) requires that the Compensation Committee certify that performance goals were achieved before the payment of the “performance-based compensation.”

Limitations. Subject to certain adjustments, participants who are granted awards intended to qualify as “performance-based compensation” under Section 162(m) may not be granted awards, other than performance units, for more than 750,000 shares of common stock in any calendar year, except that awards for up to 750,000 shares may be granted to newly hired or promoted individuals in any calendar year. The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as “performance-based compensation” cannot exceed $2,500,000 in any calendar year.

Change in Control

Under the 2009 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, severance or other agreement between the participant and us, in the event of a change in control:

•

All outstanding awards, other than performance shares and performance units, will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions will lapse, immediately prior to the change in control and the awards will terminate at the effective time of the change in control. However, upon certain changes of control, such as specified reorganizations, mergers or consolidations approved by the Company, the awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions will lapse, only if and to the extent the awards are not converted, assumed or replaced by a successor company.

•	In the event of certain reorganizations, mergers or consolidations, the Compensation Committee may in its discretion instead provide that a participant’s outstanding awards will be cashed out.

Definition of Change in Control. Unless the Compensation Committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, severance or other agreement between a participant and us, a change in control of the Company generally means the occurrence of any of the following events:

•

an acquisition by any individual, entity or group of beneficial ownership of 30% or more of either (a) the then outstanding shares of the Company’s common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding generally any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or an affiliate, or the completion of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company pursuant to which specific requirements are met); or

•	completion of specified reorganizations, mergers or consolidations or other disposition of all of the outstanding shares or all or substantially all of the assets of the Company.

Amendment and Termination

The Board of Directors or the Compensation Committee may amend the 2009 Plan, except that if any applicable statute, rule or regulation requires shareholder approval for an amendment to the 2009 Plan, then to the extent so required, shareholder approval will be obtained. The Board of Directors or the Compensation Committee may also suspend or terminate all or any portion of the 2009 Plan at any time, but any suspension or termination may not, without a participant’s consent, materially adversely affect any rights under any outstanding award. Unless sooner terminated by the Board of Directors or Compensation Committee, the 2009 Plan will terminate ten years after the date of shareholder approval of the 2009 Plan.

U.S. Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2009 Plan generally applicable to us and to participants in the 2009 Plan who are subject to U.S. federal taxes. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards. Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Restricted Stock Awards. Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units. A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.

Performance Shares and Performance Units. A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid by the participant with respect to the performance shares or units.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2009 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Code Section 162(m). Under Code Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1,000,000 per person in any year. “Covered employees” are defined as the principal executive officer and any one of the three highest paid executive officers (other than the principal executive officer or the principal financial officer) as of the close of the applicable taxable year. Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, one of the requirements that must be satisfied to qualify as performance-based compensation under Code Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our shareholders. Accordingly, shareholder approval of the 2009 Plan is necessary to ensure that we have the ability to exclude taxable compensation attributable to stock options, stock appreciation rights and performance-based awards under the 2009 Plan that are intended to qualify as “qualified performance-based compensation” under Code Section 162(m) from the limits on tax deductibility imposed by Section 162(m).

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2009 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2009 Plan until all tax withholding obligations are satisfied.

Plan Benefits

All awards to employees, officers, directors and consultants under the 2009 Plan are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the 2009 Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the “FY 2008 Grants of Plan Based Awards” table. Grants made to our nonemployee directors in the last fiscal year are described in “Director Compensation.” The closing price of our common stock, as reported on the NASDAQ Global Market on October 2, 2009, was $2.75 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” APPROVAL OF THE PLANAR SYSTEMS, INC. 2009 INCENTIVE PLAN.

PROPOSAL NO. 2

RATIFY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has appointed KPMG LLP as Planar’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ended September 25, 2009. During fiscal year 2009, KPMG LLP served as Planar’s independent registered public accounting firm and has done so since 1983. Although Planar is not required to seek stockholder approval of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment is not ratified, the audit committee will investigate the reasons for shareholder rejection and will reconsider the appointment in future periods.

Representatives of KPMG LLP are expected to attend the Special Meeting where they will be available to respond to questions and, if they desire, to make a statement.

Before selecting KPMG LLP, the audit committee carefully considered KPMG LLP’s qualifications as an independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee’s review also included matters to be considered under the rules of the SEC, including the nature and extent of non-audit services, to ensure that the independent registered public accounting firm’s independence will not be impaired. The audit committee expressed its satisfaction with KPMG LLP in all of these respects. The audit committee of our board has determined that the provision of services by KPMG LLP other than for audit related services is compatible with maintaining the independence of KPMG LLP as our independent registered public accounting firm. After review of all credentials, including industry expertise and services, the audit committee appointed KPMG LLP for the audit of Planar’s financial statements for 2009.

The following table shows KPMG LLP’s fees for the audit and other services provided with respect to fiscal 2009 and fiscal 2008:

	2009 (1)	2008
Audit Fees (2)	$680,000	$849,000
Audit-Related Fees (3)	—	316,000
Tax Fees (4)	200,000	259,000

	$880,000	$1,424,000

(1)	The amounts disclosed for fiscal 2009 reflect estimates.
(2)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our quarterly reports and services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(3)	Audit-related fees represent fees relating to the carve out of the Company’s Medical Business Unit sold in August 2008 and the annual audit of the Planar Systems, Inc. 401(k) Savings Plan.
(4)	Tax fees represent fees relating to federal, state, local and international tax returns and filings, tax compliance, tax advice and tax planning.

Pre-Approval of Audit and Non-Audit Services

The audit committee pre-approves all audit and permissible non-audit services provided by its independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging Planar’s independent registered public accounting firm to render an audit or permissible non-audit services, the audit committee specifically approves the engagement of Planar’s independent registered public accounting firm to render that service. As such, the engagement of KPMG LLP to render 100% of the services described in the categories above was approved by the audit committee in advance of rendering these services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF KPMG LLP AS PLANAR’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED SEPTEMBER 25, 2009.

EXECUTIVE COMPENSATION

Explanatory Note: The disclosure provided in this “Executive Compensation” section was previously provided in Planar’s proxy statement for its 2009 Annual Meeting of Shareholders.

COMPENSATION DISCUSSION AND ANALYSIS

Objectives of Planar’s Compensation Programs

Compensation plans and arrangements at Planar are driven by and aligned with our business strategy. The primary objectives of our compensation programs for our named executive officers are to:

•

Ensure that executive compensation attracts, motivates and retains well qualified and high performing executive officers and has a strong correlation with Company performance. We accomplish this objective by providing a competitive total cash compensation opportunity consisting of a mix of base salary and annual incentive pay. We target total cash compensation between the 50th and 75th percentiles of a national high technology sector of comparably sized companies. We also consider individual executive experience, contribution and performance in setting the total cash compensation opportunity for each executive. The Company also provides a comprehensive benefit program.

•

Use equity compensation to drive long-term Company performance and motivate executives to enhance shareholder value. We accomplish this objective by providing opportunities to earn equity compensation and to increase the value of that equity through the achievement of long-term performance goals. We measure the long-term performance of the Company using a number of metrics, including stock price, earnings per share and revenue growth.

•

Provide competitive total compensation opportunities for achievement of corporate goals, aligning executive and shareholder interests. Our compensation plans for our named executive officers are structured such that a significant portion of the executive’s compensation is at risk, requiring that specific corporate strategic and/or financial goals as well as individual performance targets be achieved before the “at risk” portion of compensation is fully earned. Generally, corporate and individual performance that exceeds targets results in higher compensation. Corporate and individual performance below targets generally results in decreased total compensation.

General Process For Setting Compensation

The Compensation Committee (the “Committee”) of our Board of Directors makes all determinations regarding the compensation of our named executive officers. The Committee is composed of independent directors who are not employees of the Company or its subsidiaries. For fiscal year 2008, the members of the Committee were E. Kay Stepp, who served as Chairperson, Heinrich Stenger and Walter W. Noce, Jr. None of the Committee members have any material business relationships with the Company.

Total Compensation. In setting executive compensation for named executive officers, the Committee considers all elements of the executive compensation program as a total package, as well as each element separately. The Committee strives to balance all of the compensation elements to arrive at what it believes is an appropriate and competitive compensation package. After reviewing the various elements of the compensation packages and the total compensation package, the Committee concluded that the structure and amounts of the Company’s compensation of its named executive officers was consistent with the overall compensation strategy and with the data presented in the 2007 Radford Compensation Study (as defined below).

To set executive compensation for fiscal year 2008, in the third quarter of fiscal year 2007 the Committee retained an independent consultant, Aon Radford, to gather data regarding the types and amount of compensation appropriate and competitive for the Company’s named executive officers (and other executives) for fiscal year 2008. Aon Radford was retained by, and reports to, the Committee. Specifically the Committee requested that the independent consultant (i) analyze the national high technology sector (163 public technology companies with revenues of $100 million to $500 million) regarding executive compensation (the “2007 Radford Compensation Study”); (ii) assist the Committee in its review of the 2007 Radford Compensation Study; and (iii) provide expert advice in the determination of appropriate executive compensation levels. The Committee believes this independent analysis provides valuable data into the compensation levels and practices of the national high technology sector, which is where the Company competes for key technical and executive talent.

At the beginning of fiscal year 2008, the CEO provided the Committee with:

•	the business and financial results of the Company for the just completed fiscal year;

•	an assessment of the performance of each named executive officer and other senior executives;

•	his recommended base pay increase, if any, for each named executive officer and other senior executives, other than himself;

•	management’s proposed Company performance metrics for annual cash bonuses for fiscal year 2008;

•	management’s proposed Long Term Incentive Plan performance equity grants and the associated performance metrics for the 3 year plan (fiscal years 2008—2010); and

•	his self assessment of his fiscal year 2007 performance.

The Committee considered this information from the CEO, and reviewed the data from the 2007 Radford Compensation Study with the CEO and the Vice President of Human Resources. The Committee discussed senior executive base pay increases, annual performance incentive plan cash payments, Company performance metrics for the annual performance incentive plan, and any performance-based equity, including type, amount, performance criteria and vesting schedule. In October 2007, the Committee approved a compensation plan for each named executive officer (other than the CEO) including fiscal year 2008 base salary, a targeted cash incentive for the Annual Performance Incentive Plan (“APIP”) and equity grants subject to the Company’s Long Term Incentive Plan (“LTIP”) for fiscal years 2008 to 2010. Details of the APIP and LTIP plans are discussed later in this analysis.

The Committee then met in executive session to consider the same inputs for the CEO’s compensation. In addition, the Committee evaluated the CEO performance feedback survey administered to the Board of Directors at the end of fiscal year 2007 and the CEO’s self-assessment. Additional factors were reviewed, such as the competitive environment, Company performance, executive retention, and short- and long-term goals including progress on the strategic re-positioning of the Company. Based on these factors, the Committee determined each form of compensation including base salary, targeted cash incentive for the APIP and an equity grant subject to the LTIP for the CEO.

The Committee has full responsibility for setting executive compensation, including the discretion to award whatever compensation it believes is appropriate in light of existing conditions from time-to-time. The Chairman of the Company’s Board of Directors attends Compensation Committee meetings. The Chair of the Compensation Committee reviews the Committee’s decisions, processes and the results of the CEO performance feedback survey with the Board of Directors.

Compensation Consultant. In the second quarter of fiscal year 2008 the Committee evaluated the consulting services performed by Aon Radford. After discussion the Committee determined to 1) consult with Aon Radford during fiscal year 2008 on an as-needed basis, 2) to retain Aon Radford every other year for an in-depth analysis and report of executive compensation and 3) to continue to evaluate these services on an on-going basis. The Committee also has access to and utilizes data from the 2008 Radford Executive Compensation Survey, including data for technology companies of a similar size to Planar. The Committee believes the access to Aon Radford independent consultants on an as-needed basis, along with the data from the previously commissioned 2007 Radford Compensation Study and data from the 2008 Radford Executive Compensation Survey provides sufficient data to ensure the Company is competitive and reasonable in its compensation practices and levels for key executive talent.

General Elements of Compensation

For fiscal year 2008 the Company’s total compensation program consisted of three elements of compensation intended to reward and motivate executives, in different ways, consistent with our overall compensation strategy for named executive officers:

•	Base salary and benefits;

•	Annual cash incentive opportunity, under the annual performance incentive plan (APIP); and

•

Equity-based compensation generally in the form of performance based stock grants that are earned (vested) based on attainment of specified pre-determined performance metrics. From time to time, including when an executive is newly hired or in support of retention, the Company may grant stock options, and / or restricted stock which may vest based on time or specified pre-determined performance metrics.

The portion of total compensation attributed to each type of compensation varies with position, level of responsibility and specific recruitment, recognition or retention requirements. A significant percentage of each named executive officer’s total compensation was at risk or variable (incentive based) and tied to predetermined goals and results. Variation in the mix of base compensation, incentive compensation, and equity compensation is based on competitive market data and the Committee’s judgment regarding the executive’s ability to impact Company and/or business unit results both short- and long-term.

Decisions regarding each element of compensation are considered by the Committee in relationship to the other elements and the overall compensation opportunity. The Committee, in consultation with its independent compensation consultant and in consideration of the Company’s business goals and challenges, has established an overall compensation philosophy and targeted positioning for each element of pay compared to the competitive market.

The Committee examines the amount of each element of compensation actually earned by each officer as well as the total compensation actually earned to ensure there is an appropriate balance between the forms of compensation as well as an appropriate level of overall compensation, after taking into account both Company and individual performance levels.

Analysis of Specific Compensation Determinations

Base Salary. Base salary provides each named executive officer with a base level of income, and is paid on a bi-weekly schedule. The Committee’s base salary decisions for an individual named executive officer take into account many factors, including the executive’s performance in the most recent fiscal year; the executive’s current role and responsibilities with the Company, market data as provided by its independent compensation consultant or relevant salary survey(s) and the Committee’s view of the executive’s future potential with the Company. These factors are considered in the aggregate and with no specified weighting.

Base salary was generally targeted to the 50th percentile of comparably sized companies in the 2007 Radford Compensation Study. Base salary for each named executive officer was compared to the 50th percentile for similar positions at comparable sized companies. Actual base salary for individual named executive officers varies based on a number of factors including performance, competitive market practices, new hire base salary and tenure with the Company. The Committee and its independent consultant consider base salary to be competitive if it falls within ± 10% of the targeted base pay levels, which, for this element of compensation is the 50th percentile. For fiscal year 2008, base salary for all named executive officers (other than Mark Ceciliani) was within ± 10% of the 50th percentile targeted pay position. The Committee believes that this competitive positioning for base salary is required to attract and retain skilled executives.

The Committee reviews base salaries annually and makes adjustments, if any, based on the factors described above. Early in fiscal year 2008, for performance in fiscal year 2007, named executive officers received increases in base salary levels of between 1.02% and 3.64% over their prior year’s salary based on their performance in fiscal year 2007 and in consideration of the 50th percentile of the compensation paid by the survey comparisons for comparable positions.

Base salary comprised approximately from 44% to 58% of the target total cash compensation opportunity of named executive officers as of the end of fiscal year 2008. For fiscal year 2008 the Committee believed this mix of base pay and variable compensation was appropriate in order to retain the critical talent needed to run the business.

Early in fiscal year 2009 the named executive officers other than the Chief Executive Officer received increases in base salary levels of between 2.0% and 8.8% over their prior year’s salary based on their performance and consideration of the 50th percentile of the base compensation paid for comparable positions at comparably sized companies in the 2008 Radford Executive Compensation Survey. Mr. Perkel’s base salary was unchanged for fiscal year 2009. In lieu of any change in Mr. Perkel’s base salary for fiscal year 2009, the Committee approved the vesting of 10,000 performance-based restricted stock units under the FY 2007 LTIP Plan.

Benefits. The Committee also establishes benefit programs based on assessment of competitive market factors, affordability to the Company and a determination of what is required to attract and retain talented personnel. Primary benefits include general health, dental and vision plans, 401(k) savings plan and various insurance plans, including disability and life insurance. The named executive officers are eligible to participate in these plans on the same terms and conditions as all other eligible employees.

Gerald Perkel, Chief Executive Officer, under the terms of his September 2005 employment agreement, is entitled to receive up to $500,000 of supplemental life insurance, the cost of which is borne by the Company. Under the same agreement, the Company reimburses professional fees incurred by Mr. Perkel to obtain tax and financial planning advice, up to a maximum amount of $15,000 annually.

Annual Cash Incentive. In fiscal 2008 the Company provided the named executive officers with the opportunity to earn an annual cash incentive under an annual performance incentive plan, called the Annual Performance Incentive Plan (the “APIP”). The APIP is intended to provide an incentive for members of senior management, including the named executive officers, to drive the achievement of Company objectives and to manage the Company in such a way as to meet the short-term financial goals set by the Board of Directors.

As participants in the APIP plan, the named executive officers were eligible for an annual cash incentive award, which was specified as a percentage of their base salaries. The Committee determined the percentage of each executive’s annual cash incentive opportunity based on targeting the 75th percentile of Target Total Cash for comparable positions at comparable companies in the 2007 Radford Compensation Study. The Committee reviewed the data from the 2007 Radford Compensation Study for the targeted market position, the 75th percentile for targeted incentive percentages by position, subtracted base salary, and set the APIP target incentive percentile at a level that would, if all the performance goals are met, result in total cash compensation paying at the 75th percentile. In practice, the targeted total cash compensation falls between the 60th and 75th percentile based on the named executive officers’ base salary.

Target Total Cash (base salary plus target annual incentives) is generally targeted between the 50th and the 75th percentile of comparably sized companies in the 2007 Radford Compensation Study and is considered to be competitive it if falls within ± 15% of the targeted pay position. The Committee believes that given the difficulty of meeting the targets set, that performance to the targets would warrant payment of Target Total Cash up to the 75th percentile. Given the high level of Target Total Cash compensation that is at risk if the Company does not perform to the targets established, the named executive officers may earn Target Total Cash significantly below the 75th percentile or even below the 50th percentile. Unless threshold Company performance levels are met, executives may not earn any short-term incentives, resulting in actual total cash compensation well below the 50th percentile. Actual total cash (base salary plus earned annual incentive) was below the 50th percentile for named executive officers for fiscal year 2008.

The actual amount of annual cash incentive earned depends on the Company’s actual performance as compared to the performance targets. If minimum performance thresholds are not met, no payment is made under the APIP plan. If the annual performance targets are exceeded, a payment equal to greater than targeted incentive amount can be earned. For fiscal year 2008, 100% of the named executive officers’ incentive pay was at risk.

The Company performance metrics for the APIP for fiscal year 2008 were Profit Performance, Sales Growth and Inventory Reduction. The Profit Performance metric was weighted at 65% of the targeted incentive and had five (5) measurement periods, each fiscal quarter and the full fiscal year. Each measurement period was weighted at 20% of the targeted incentive. The threshold for any payment for this metric was “breakeven” profitability on a non-GAAP basis. 33.3% of Profit above breakeven, before tax and after any incentive paid for Revenue Growth and Inventory Reduction metric achievement would fund a Profit Performance Pool available to all participants, including the named executive officers.

The Sales Growth metric was weighted at 25% of the targeted incentive and had five (5) measurement periods, each fiscal quarter and the full fiscal year. Each measurement period was weighted at 20% of the targeted incentive. The threshold for any payment for this metric was 80% of the targeted revenue for the Business Unit or overall company revenue. This metric would yield 100% of the targeted incentive at 100% achievement of the Sales Growth metric and 200% of the targeted incentive for 120% achievement of plan.

The Inventory Reduction metric was weighted at 10% of the targeted incentive and had four (4) measurement periods, each of the first three fiscal quarters and fiscal year end. The goal was to reduce inventory by approximately 16% over the fiscal year and the incentive was assessed each quarter as a percent of progress made to the goal, minus the previous quarter(s) progress.

The Committee chose these three metrics and the weighting of the metrics based on the determination that these metrics would support the achievement of the Company’s strategy while requiring that executives execute the desired balance between profitability goals, annual growth goals and improvements in cash management. For fiscal year 2008, the Company paid APIP only in the first quarter. The APIP achievement level for the first quarter of fiscal year 2008 was 36.5% of the quarterly targeted incentive at the Corporate Level. The APIP achievement level for the Business Units ranged from 38.1% to 20.2% based on the Business Unit Sales Growth performances for the quarter.

Following the assessment of the Company’s targeted performance and expected results for its second fiscal quarter, management recommended to the Committee and the Committee determined to suspend APIP for the second fiscal quarter. Additionally, the Committee reviewed the APIP plan and metrics with management for the second half of the fiscal year and based on the changes in the Company and its operating plans, including the sale of the Company’s Medical Business Unit, the Committee determined to cancel the FY 2008 Annual Performance Incentive Plan. The original plan would have allowed for incentive payments on the Sales Growth and Inventory Reduction metrics, regardless of profitability. The Committee, with input from management, implemented a revised FY 2008 Annual Performance Incentive Plan such that the measurement period was set as the second half of the Company’s fiscal year (Quarter 3 and Quarter 4) and the performance required to achieve the targeted incentive was second half Company profitability. Once a threshold of profitability was attained, a portion of subsequent profits would be set aside to create an incentive pool to fund the second half APIP. Based on this revised plan, no incentive was earned in the second half of fiscal year 2008.

Based on the Company’s performance in the first quarter and throughout the fiscal year, the suspension of the APIP plan for the second quarter and the cancellation of the plan for the second half of the fiscal year and the new second half Annual Performance Incentive Plan the named executive officers earned a small portion of their annual targeted incentive pay and only earned incentive in the first quarter of the fiscal year. The actual percentage of their annual targeted incentive follows:

Officer	Actual Percent of Earned Performance Compensation
Gerald Perkel	7.5%
E. Scott Hildebrandt	7.5%
Douglas K. Barnes	7.3%
Mark Ceciliani	7.8%
Kristina K. Gorriarán	6.6%

For fiscal year 2008, a significant portion of the named executive officers’ total target cash compensation was based on the achievement of the goals set in the APIP plan, and therefore “at risk.” In fiscal year 2008 each named executive officer’s APIP opportunity as a percentage of the total cash compensation opportunity was as follows:

Officer	FY 2008 Target APIP as Percent of Total Targeted Cash Compensation Opportunity
Gerald Perkel	55.6%
E. Scott Hildebrandt	46.0%
Douglas K. Barnes	41.2%
Mark Ceciliani	41.2%
Kristina K. Gorriarán	41.2%

Annual Performance Incentive Plan (APIP) Percentage. Set forth below for each of the named executive officers is the fiscal year 2008 base salary, the target incentive percentage shown below as a percentage of base salary, the total target cash compensation level for fiscal year 2008 and the amount of cash compensation actually paid during fiscal year 2008:

Officer	FY 2008 Base Salary	APIP Target as a Percent of Base Salary	Total Target Cash Compensation	Actual FY 2008 Total Base Salary and APIP Received (1)
Gerald Perkel	$460,000	125%	$1,035,000	$495,563
E. Scott Hildebrandt	$285,000	85%	$527,250	$298,360
Douglas K. Barnes	$257,500	70%	$437,750	$266,944
Mark Ceciliani	$210,000	70%	$357,000	$217,790
Kristina K. Gorriarán	$235,000	70%	$399,500	$242,018

(1)	Excludes discretionary bonuses discussed under the heading “Discretionary Cash Bonuses” below.

These percentages are set each year by the Committee, and for fiscal year 2008 targeted total cash compensation opportunity was set at up to the 75th percentile of total cash compensation for comparable positions at comparably sized companies in the 2007 Radford Compensation Study. The Committee reviewed the data from the study for each named executive officer, the 75th percentile for targeted incentive percentages, subtracted out 50th percentile base salary, and set the APIP target incentive percentile at a level that would, given performance of all established goals, result in total cash compensation between the 60th and the 75th percentile, depending upon the individual executive’s base pay.

As an example, the Committee set the APIP targeted incentive for the CEO at 125%, meaning that he could have earned an incentive amount equal to 125% of his base salary if all of the performance targets were achieved at 100% of target. If the targets were exceeded the CEO and other named executive officers could have earned incentive payouts above the targeted levels.

Company Performance Metrics. In FY 2008, for each of the Company performance metrics, the Committee set a performance threshold and a targeted performance level. Targeted performance for each of the Company performance metrics is that performance which supports the Company’s annual financial and operational performance goals for a given fiscal year. Using their judgment, the Committee sets threshold performance targets considering the difficulty of achieving a specific metric, the prior year’s performance for that metric and minimally acceptable performance levels. Below the threshold level of performance, no incentive is earned or paid for that Company performance metric.

The Company does not have a policy with respect to adjusting or recovering payments under APIP if the Company restates results or otherwise adjusts the relevant performance measures in a manner that would reduce the size of the payment. The Committee has complete discretion with respect to payments under APIP.

Discretionary Cash Bonuses. The Committee may grant discretionary bonuses to reward behavior that the Board of Directors believes is in the best interests of the Company or shareholders. For fiscal year 2008 the Committee granted discretionary incentives to three named executive officers. In recognition for work on the sale of the Medical Products Business Unit, E. Scott Hildebrandt received a cash bonus of $10,000. In recognition of the strong performance of the Industrial Business Unit in fiscal year 2008, the Committee awarded Douglas Barnes a discretionary cash bonus of $30,000 and vested 6,000 Long Term Incentive Plan Shares. In recognition of his performance for fiscal year 2008, the Committee awarded Mark Ceciliani a discretionary cash bonus of $10,000 and vested 6,000 Long Term Incentive Plan Shares.

For fiscal year 2009 the Company has made significant changes to the structure of its total compensation programs for its named executive officers. Specifically for the two “corporate” named executive officers, Gerald Perkel and E. Scott Hildebrandt, the Committee eliminated the Annual Performance Incentive Plan (APIP) and implemented a Strategic Retention Plan (SRP) to retain and recognize these officers through the execution of the strategic transformation of the Company. The goal of the Strategic Retention Plan is to retain these officers and align their compensation with significant improvements in shareholder value. The SRP consists of a grant of restricted stock that will vest in equal quarterly installments throughout fiscal year 2009. Each of these two officers was granted restricted stock on October 10, 2008 and the closing price was $1.82 on that day.

	FY 2009 Variable Target Percent	FY 2009 Targeted Variable Pay	FY 2009 Strategic Retention Plan Restricted Stock Grants	SRP Value on Date of Grant	Date of Grant Cash Value as a Percent of FY 2009 Target Variable Pay
Gerry Perkel	125%	$575,000	145,307	$264,459	46%
Scott Hildebrandt	85%	$263,500	66,580	$121,176	46%

Each of these named executive officers gave up cash APIP opportunity for fiscal year 2009 and in order to earn the equivalent targeted cash incentive the Company’s stock price will need to more than double. However there is implied retention value in these grants as the grants will vest quarterly over fiscal year 2009. Assuming that the share price remained at $1.82, the price on the date of grant and the named executive remained with the Company for the entire fiscal year, he would have earned an equivalent of 46% of the previous year’s incentive opportunity.

For fiscal year 2009 the Company has also made significant changes to the structure of its total compensation programs for its named executive officers responsible for business units. Specifically for the three business unit named executive officers, Douglas Barnes, Mark Ceciliani and Kristina K. Gorriarán, the Committee decided to eliminate 50% of the Annual Performance Incentive Plan (APIP) and implemented a

Strategic Retention Plan (SRP) to retain and recognize these officers through the execution of the strategic transformation of the Company. As with the two other named executive officers, the goal of the Strategic Retention Plan is to retain these business unit officers and align their compensation with significant improvements in shareholder value. The SRP consists of a grant of restricted stock that will vest in equal quarterly installments throughout fiscal year 2009. Each of these three officers was granted restricted stock on October 10, 2008 and the closing price was $1.82 on that day.

	FY 2009 Variable Target Percent	FY 2009 Targeted Variable Pay	FY 2009 Strategic Retention Plan Restricted Stock Grants	SRP Value on Date of Grant	Date of Grant Cash Value as a Percent of FY 2009 Target Variable
Douglas Barnes	70%	$187,460	23,680	$43,097	23%
Mark Ceciliani	70%	$154,000	19,458	$35,414	23%
Kristina K. Gorriarán	70%	$168,000	21,200	$38,584	23%

Fifty percent of the business unit named executive officers’ variable pay is subject to the achievement, by the Company, of at least breakeven profitability on a non-GAAP basis and superior achievement with respect to business unit performance.

Each of these business unit named executive officers gave up cash APIP opportunity for fiscal year 2009 and in order to earn the equivalent targeted cash incentive the Company’s stock price will need to more than double. However there is implied retention value in these grants as the grants will time vest quarterly over fiscal year 2009. Assuming that the share price remained at $1.82, the price on the date of grant and the named executive remained with the company for the entire fiscal year, he would have earned an equivalent of 23% of the previous year’s incentive opportunity.

Equity Compensation. The Company uses several forms of equity compensation including stock options, tenure-based restricted stock grants and performance-based restricted stock grants. Since 2006 the Company has generally used a mix of stock options, tenure-based restricted stock grants and performance-based restricted stock grants when granting equity to named executive officers when newly hired. Ongoing annual grants to named executive officers are generally granted as performance based restricted stock. For fiscal year 2007, 2008 and 2009 all ongoing executive equity grants vest based upon the achievement of specific, predetermined performance goals through the Company’s Long Term Incentive Plan (LTIP, which is described below).

Performance Based Restricted Stock Grants. Each year, beginning in fiscal year 2007, the Committee reviews the use of long-term incentives and considers awards to named executive officers under the shareholder-approved 1996 Stock Incentive Plan. The goal is to align named executive officers’ interests with those of our shareholders and facilitate the development and retention of a strong management team through long-term equity based performance incentives. This incentive opportunity for executives to earn restricted stock is called the Long Term Incentive Plan or “LTIP”.

In fiscal year 2008 the Committee granted named executive officers performance-based restricted stock which will only vest and be issued on the achievement of specific performance goals. In determining the amount of performance-based restricted stock to be awarded in fiscal year 2008, the Committee considered the amounts of equity awarded to executives in similar positions as identified in the 2007 Radford Compensation Study. Based on this study, the Committee used its judgment to determine the number of shares awarded as performance-based restricted stock. Generally, these shares would vest, based on achievement of performance targets, at the end of a three-year performance plan. For the FY 2008—FY 2010 LTIP Plan, the performance metric was fiscal year 2010 Non-GAAP EPS. Additionally, there were opportunities for “early earning” of up to 40% of the shares of performance-based restricted stock, if certain performance milestones for Specialty Revenue or non-GAAP EPS are met earlier in the three-year performance period. If minimum performance thresholds are not met, no shares are earned (except through the specified “early earning” opportunities). The Committee believes that the “early earning” opportunities for the LTIP plan(s) are important as this drives the achievement of key performance milestones earlier in the 3-year performance period, resulting in better performance on key Company performance metrics.

The Committee selected Non-GAAP EPS as the metric for the FY 2008—FY 2010 LTIP plan to emphasize the importance of profitability improvement and as the key indicator of the Company’s long term performance and financial success.

In fiscal year 2008 the Company did not meet any of the eight early earning opportunities identified in the FY 2008—FY 2010 LTIP plan.

For fiscal year 2009 the Committee assessed the ongoing effectiveness of the Company’s Long Term Incentive Plans (LTIP). Significant changes in the structure of the Company through the acquisition and sale of businesses, changes in the markets and the Company’s strategic focus had resulted in the Long Term Incentive Plans no longer creating a meaningful incentive. Additionally, the number of shares available to grant to officers was very limited. As a result, through mutually consensual amendments to the vesting provisions, the Committee decided to “repurpose” the shares granted in the FY 2006, FY 2007 and FY 2008 Long Term Incentive Plans, essentially re-using these shares which were not creating a meaningful incentive under the existing LTIP plans.

Consistent with its focus to improve shareholder value, the Committee approved repurposing the unvested LTIP shares from the FY 2006, FY 2007 and FY 2008 LTIP programs, reusing these shares to create an FY 2009—FY 2010 LTIP plan. The repurposed performance-based restricted stock will not vest or be issued unless certain specific performance goals are achieved. These performance goals were established by the Committee and are directly tied to improvements in the share price of the Company. In determining the number of shares of performance-based restricted stock to be awarded in fiscal year 2009, the Committee considered the 2007 Radford Compensation Study, which it used to determine the FY08—FY10 grants, as well as its judgment to create a significant incentive to the named executive officers related to improvements in the Company’s share price. In addition to reusing the shares from the previous LTIP plans additional shares were granted to achieve the desired incentive. These shares may vest, based on achievement of the performance targets (improved share price), anytime in the two-year performance period.

For the FY 2009—FY 2010 LTIP Plan, the performance metric is improvements in the Company’s share price over a two-year period. If, at the end of the performance period, the minimum performance share price improvement threshold is not met none of the shares will vest or be issued.

The following table shows the number of shares of performance based restricted stock granted to named executive officers and that may be earned over the FY09—FY10 period:

Officer	Repurposed Targeted Shares	Additional Targeted Shares	Total Targeted Shares
Gerald Perkel	296,250	33,750	330,000
E. Scott Hildebrandt	105,000	15,000	120,000
Douglas K. Barnes	60,250	39,750	100,000
Mark Ceciliani	46,000	9,000	55,000
Kristina K. Gorriarán	56,250	18,750	75,000

Stock Options. Because stock options only have value to the recipients if the stock price appreciates after the options are granted, they directly align the interests of executives and shareholders. In addition, stock options vest over time and, therefore, enhance the Company’s ability to retain key executives. The Committee typically grants stock options to newly hired named executive officers and bases the actual stock option award levels primarily on the executive’s potential to contribute to our future financial performance and the Radford data regarding equity awards by comparably sized companies for comparable positions. None of the named executive officers were newly hired in fiscal year 2008 and none were granted stock options in fiscal year 2008 or so far in fiscal year 2009.

The Company has a clear policy against back-dating stock options and no member of management has been delegated authority to approve option grants to named executive officers. For newly hired executives, the Committee generally approves a stock option grant prior to the offer of employment being made to the executive and specifies that the grant will be effective upon commencement of the executive’s employment with the Company. All options are granted with an exercise price equal to the fair market value (closing market price) of the Company’s common stock on the date of grant. Stock options granted to named executive officers vest over time, typically over three or four years, subject to continued service.

New Hire Tenure-based Restricted Stock. The Committee may grant tenure-based restricted stock to newly hired named executive officers and bases tenure-based restricted stock award levels on a number of factors related to recruiting and retaining new executives in a highly competitive labor market. These grants typically vest annually over two to four years in equal annual installments. These shares provide equity in support of retention until the executive is fully participating in the performance based LTIP equity program. No named executive officer received a new hire tenure-based restricted stock grant in fiscal year 2008, and none have been granted thus far in fiscal year 2009.

The Company does not have a policy with respect to adjusting or recovering awards of performance-based restricted stock units if it restates or otherwise adjusts the relevant performance measures in a manner that would reduce the size of the award.

Perquisites and Other Personal Benefits. Gerald Perkel, Chief Executive Officer, under the terms of his September 2005 employment agreement is entitled to Company paid professional fees to obtain tax and financial planning advice, up to a maximum amount of fifteen thousand dollars ($15,000) annually. For fiscal year 2008 the Company paid $14,020 for these services for Mr. Perkel.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid by a public Company to its Chief Executive Officer and certain other highly compensated executive officers to $1.0 million in the year the compensation becomes taxable to the executive. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements.

The Company believes that it is important to preserve flexibility in administering compensation programs in a manner designed to attract, retain and reward high-performing executives or promote varying corporate goals. Accordingly, the Company has not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under any of the Company’s compensation programs, including base salaries, annual performance incentive plan and restricted stock that vest over time may not qualify under the IRS rules as compensation excluded from the limitation on deductibility. For fiscal year 2008, all compensation paid to the named executive officers was deductible.

Pre-Set Diversification Plans

The Company permits executive officers to enter into pre-set diversification plans established according to Rule 10b5-1 under the Securities Exchange Act with an independent broker-dealer to enable them to recognize the value of their compensation and diversify their holdings of our stock during periods in which they might otherwise not be able to buy or sell our stock because important information about the Company had not been publicly released. These plans include specific instructions for the broker to exercise options or sell stock on behalf of the executive officer if our stock price reaches a specified level or certain events occur. The executive officer no longer controls the decision to exercise or sell the securities in the plan. Generally, when our executive officers establish these plans they are publicly disclosed in a current report to the SEC. Currently, none of the named executive officers have Rule 10b5-1 plans in place.

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal Year 2008 Summary Compensation Table

The following table sets forth information regarding compensation for each of the named executive officers for fiscal year 2008. All numbers are rounded to the nearest dollar.

Name	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Gerald Perkel,	$452,539	$—	$446,220	$272,481	$99,162	$28,173	$1,298,575
President and Chief Executive Officer (5)

E. Scott Hildebrandt,	280,234	10,000	220,820	167,017	41,461	17,693	737,225
Vice President and Chief Financial Officer (6)

Douglas K. Barnes,	253,715	30,000	110,486	72,939	29,447	15,217	551,786
Vice President and General Manager, Industrial Business Unit (7)

Mark Ceciliani,	206,309	10,000	119,424	71,115	24,328	13,129	444,305
Vice President and General Manager, Commercial Business Unit (8)

Kristina K. Gorriarán,	231,193	—	127,519	100,100	25,745	11,261	495,818
Vice President, Control Room/Signage Business Unit (9)

(1)	Represents the amount of compensation expense recognized under FAS 123R in fiscal year 2008 with respect to performance based restricted stock awards and tenure-based restricted stock awards granted in fiscal year 2008 and prior years. The valuation assumptions for our restricted stock grants are described in Footnote 11 to our financial statements included in our Annual Report of Form 10-K for the year ended September 26, 2008.
(2)	Represents the amount of compensation expense recognized under FAS 123R in fiscal year 2008 with respect to stock options granted in prior years. No options were granted to named executive officers in fiscal year 2008 so the amounts listed are for prior years. The valuation assumptions for our stock options are described in Footnote 11 to our financial statements included in our Annual Report of Form 10-K for the year ended September 26, 2008.
(3)	Unless otherwise noted, all amounts listed under the Non-Equity Incentive Plan Compensation consist of amounts paid under our Annual Performance Incentive Plan described in the Compensation Discussion and Analysis section above. This amount includes payments made to the named executive officer under the FY 2007 APIP for the fourth quarter of fiscal year 2007 and under the FY 2008 APIP for the first quarter of fiscal 2008.
(4)	Except as otherwise described in the footnotes below, the amounts set forth under All Other Compensation represent matching amounts contributed on behalf of the named executive officer to the Company sponsored 401(k) employee savings plan covering all the Company’s U.S. employees.
(5)	The amount set forth for Mr. Perkel under All Other Compensation includes $14,154 of 401(k) matching contributions, $12,000 for financial planning services and $2,019 for supplemental life insurance premiums.
(6)	The amount set forth for Mr. Hildebrandt under All Other Compensation includes $17,693 of 401(k) matching contributions.
(7)	The amount set forth for Mr. Barnes under All Other Compensation includes $15,217 of 401(k) matching contributions.
(8)	The amount set forth for Mr. Ceciliani under All Other Compensation includes $13,129 of 401(k) matching contributions.
(9)	The amount set forth for Ms. Gorriarán in All Other Compensation includes $11,261 of 401(k) matching contributions.

FY 2008 Grants of Plan Based Awards Table

The following table provides information regarding grants of plan-based awards for each of our named executive officers for fiscal year 2008.

				Estimated Future Payouts under Non-Equity Incentive Award Plans			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award	Grant Date	Approval Date	Threshold ($) (1)	Target ($) (2)	Maximum ($) (3)	Threshold (#) (4)	Target (#) (5)	Maximum (#) (6)
Gerald Perkel	APIP			$0	$575,000	$1,150,000
	LTIP	10/9/2007					49,500	165,000	247,500		$1,209,450
E. Scott Hildebrandt	APIP			0	242,250	485,000
	LTIP	10/9/2007					18,000	60,000	90,000		$439,800
Douglas K. Barnes	APIP			0	180,250	360,500
	LTIP	10/9/2007					9,000	30,000	45,000		$219,900
Mark Ceciliani	APIP			0	147,000	294,000
	LTIP	10/9/2007					7,500	25,000	37,500		$183,250
Kristina K. Gorriarán	APIP			0	164,500	329,000
	LTIP						7,500	25,000	37,500		$183,250

(1)	The threshold payout under the Company’s Annual Performance Incentive Plan (APIP) was zero.
(2)	See Compensation Discussion and Analysis—Analysis of Specific Compensation Determinations—Annual Cash Incentive for an explanation of the calculation.
(3)	Maximum payout possible under the Company’s APIP Plan is represented as 200% of Target, however the plan is not “capped” and payouts could exceed 200%.
(4)	The Threshold payout under the Company’s Long Term Incentive Plan (LTIP) is zero.
(5)	See Compensation Discussion and Analysis—Analysis of Specific Compensation Determinations—Equity Compensation for an explanation of the calculation.
(6)	Maximum payout possible under the Company’s LTIP Plan is 150% of the targeted number of shares.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of the named executive officers at 2008 fiscal year end.

	Grant Date	Options Awards Number of Securities underlying Unexercised options				Vesting		Stock Awards
								Service Based		Incentive Based
		Exercisable	Unexercisable	Option Exercise Price	Options Expiration Date			Number of Shares unvested	Value of unvested shares	Number of shares unvested	Value of unvested shares
Gerald Perkel	9/26/2005	180,000	60,000	$7.85	9/26/2015		(1)
	5/10/2007									148,750	$358,488
	10/9/2007									165,000	$397,650

Scott Hildebrandt	11/22/2005	90,000	30,000	$9.44	11/22/2015		(1)
	11/22/2005							6,248	$15,058
	4/11/2007									51,000	$122,910
	10/9/2007									60,000	$144,600

Doug Barnes	5/13/2002	11,223		$23.11	5/13/2009		(2)
	4/21/2003	11,628		$16.36	4/21/2010		(2)
	10/30/2003	30,000		$23.92	10/30/2013		(3)
	4/19/2004	0	10,854	$12.54	4/19/2011		(4)
	5/19/2004	5,000		$11.91	5/19/2014		(3)
	10/29/2004	15,000	5,000	$9.85	10/29/2014		(3)
	8/11/2005	3,750	1,250	$7.71	8/11/2015		(5)
	12/8/2005	20,625	9,375	$9.50	12/8/2015		(5)
	10/29/2004							1,250	$3,013
	12/8/2005							5,000	$12,050
	9/6/2006									13,000	$31,330
	4/11/2007									29,750	$71,698
	10/9/2007									30,000	$72,300

Kristina Gorriarán	9/12/2006	25,000	25,000	$9.44	9/12/2016		(6)
	9/12/2006	1,358		$0.03	7/20/2012		(9)
	9/12/2006	885	443	$10.54	1/27/2016		(7)
	9/12/2006	1,328	0	$6.02	1/27/2015		(7)
	9/12/2006	59,760	0	$6.02	12/17/2011		(8)
	9/12/2006	13,058	222	$4.51	10/23/2013		(8)
	9/12/2006							7,500	$18,075
	4/11/2007									21,250	$51,213
	9/17/2007									14,000	$33,740
	10/9/2007									25,000	$60,250

Mark Ceciliani	4/20/2000	5,000	0	$10.88	4/20/2010		(9)
	5/13/2002	8,100	0	$23.11	5/13/2009		(2)
	4/21/2003	8,748	0	$16.36	4/21/2010		(2)
	10/30/2003	15,000	0	$23.92	10/30/2013		(3)
	4/19/2004	0	12,150	$12.54	4/19/2011		(4)
	5/19/2004	5,000	0	$11.91	5/19/2014		(3)
	10/29/2004	3,750	1,250	$9.85	10/29/2014		(3)
	4/1/2005	5,000	5,000	$9.02	4/1/2015		(3)
	8/11/2005	3,750	1,250	$7.71	8/11/2015		(5)
	12/8/2005	20,625	9,375	$9.50	12/8/2015		(5)
	10/29/2004							1,250	$3,013
	12/8/2005							5,000	$12,050
	9/7/2006									13,000	$31,330
	4/11/2007									17,000	$40,970
	10/9/2007									25,000	$60,250

(1)	Options vest over 4 years, 25% on first anniversary, and 6.25% on the last day of the fiscal quarter thereafter. Options have a 10 year term.
(2)	Options vest over 3 years, 100% on three year anniversary. Options have a 7 year term.
(3)	Options vest over 4 years, 25% at 30 moths, and 25% semiannually thereafter. Options have a 10 year term.
(4)	Options vest over 5 years, 100% on fifth year anniversary. Options have a 7 year term.
(5)	Options vest over 4 years, 25% on first anniversary, and 6.25% quarterly thereafter. Options have a 10 year term.
(6)	Options vest over 4 years, 25% annually. Options have a 10 year term.
(7)	Options vest over 3 years, 33% on first quarter of year 3 and 33% quarterly thereafter, Options have a 10 year term.
(8)	Options vest over 5 years, 20% on first year anniversary, monthly thereafter. Options have a 10 year term.
(9)	Options vest 100% on grant date.

Option Exercises and Stock Vested

The following table provides information regarding stock option exercises and stock awards vesting for each of our named executive officers during fiscal year 2008. There were no stock option exercises by our named executive officers in fiscal year 2008.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gerald Perkel	16,945	$101,839
E. Scott Hildebrandt	15,248	$78,457
Douglas K. Barnes	18,668	$67,540
Mark Ceciliani	8,532	$41,381
Kristina K. Gorriarán	7,171	$34,430

Potential Post-Employment Payments

The Company has arrangements with each of named executive officers providing for post-employment payments under certain conditions.

Gerald Perkel. Under the employment agreement with the Chief Executive Officer, Mr. Perkel, if the Company terminates his employment other than for cause or if Mr. Perkel terminates employment for Good Reason, or if the Company notifies Mr. Perkel that the term of his employment agreement will not be extended and not in connection with a change in control, he will be entitled to receive the following:

•

For a period of twenty-four (24) months following the effective date of his termination, the Company shall continue to pay Mr. Perkel his then current base salary, payable according to the Company’s normal payroll practices;

•

If Mr. Perkel elects to continue his group health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will reimburse Mr. Perkel for the premiums paid by him for his COBRA continuation coverage for a period of up to eighteen (18) months following the effective date of termination;

•

Subject to the Company’s ability to obtain such coverage under its group health plans and Mr. Perkel’s eligibility under the Company’s group health plans and following exhaustion of any applicable COBRA continuation periods, Mr. Perkel may continue his group health plans (medical, dental and vision) coverage for himself only, at his expense from the date he would otherwise lose coverage until he reached age 65;

•

The Company will pay the premiums to continue basic life, supplemental life and disability insurance coverage maintained by Mr. Perkel through the Company (or, if the terms of such plans do not permit coverage of former employee, the Company will pay the premiums for insurance providing substantially the same coverage) for a period of eighteen (18) months following the effective date of termination; and

•

Full vesting of Mr. Perkel’s then-outstanding equity awards that would, by their terms, vest within twelve months of the effective date of termination, including one-third of all unvested or unearned restricted stock performance share grants (Long Term Incentive Plan equity grants).

If Mr. Perkel’s employment terminates within twenty-four (24) months after a change in control of the Company or if Mr. Perkel is terminated and a Change in Control occurs within ninety (90) days following his termination, Mr. Perkel will be entitled to receive the following:

•

A single payment equal to the higher of two times his annual base salary in effect just prior to the notice of termination or his base salary in effect immediately prior to the Change in Control, plus two times the higher of his target incentive for the year in which the notice of termination is given or his target incentive for the year in which the Change in Control occurs;

•

If Mr. Perkel elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Perkel for the premiums paid by him for his COBRA continuation coverage (for himself and his dependents, if applicable) for a period of up to eighteen (18) months following the effective date of termination;

•

Subject to the Company’s ability to obtain such coverage under its group health plans and Mr. Perkel’s eligibility under the Company’s group health plans and following exhaustion of any applicable COBRA continuation periods, Mr. Perkel may continue his group health plans (medical, dental and vision) coverage for himself only, at his expense from the date he would otherwise lose coverage until he reached age 65;

•

The Company will pay the premiums to continue basic life, supplemental life and disability insurance coverage maintained by Mr. Perkel through the Company (or, if the terms of such plans do not permit coverage of former employee, the Company will pay the premiums for insurance providing substantially the same coverage) for a period of twenty four (24) months following the effective date of termination; and

•	Full vesting of Mr. Perkel’s then-outstanding equity awards including all unvested or unearned restricted stock performance share grants (Long Term Incentive Plan equity grants).

E. Scott Hildebrandt. Under the Executive Severance Agreement between the Company and Mr. Hildebrandt, if the Company terminates his employment other than for cause or if the Company notifies Mr. Hildebrandt that the term of his Executive Severance Agreement will not be extended and not in connection with a change in control, he will be entitled to receive the following:

•

For a period of eighteen (18) months following the effective date of his termination, the Company shall continue to Mr. Hildebrandt his then current base salary, payable according to the Company’s normal payroll practices;

•

If Mr. Hildebrandt elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Hildebrandt for the premiums paid by him for his COBRA continuation coverage for a period of up to eighteen (18) months following the effective date of termination;

•

Subject to the Company’s ability to obtain such coverage under its group health plans and Mr. Hildebrandt’s eligibility under the Company’s group health plans and following exhaustion of any applicable COBRA continuation periods, Mr. Hildebrandt may continue his group health plans (medical, dental and vision) coverage for himself only, at his expense from the date he would otherwise lose coverage until he reached age 65; and

•	The Company will make available to Mr. Hildebrandt for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company.

If Mr. Hildebrandt’s employment is terminated without cause or if Mr. Hildebrandt terminates employment for Good Reason within twenty-four (24) months after a change in control of the Company or if Mr. Hildebrandt is terminated and a Change in Control occurs within ninety (90) days following his termination:, Mr. Hildebrandt will be entitled to receive the following:

•

Each month for a period of eighteen (18) months following the effective date of Mr. Hildebrandt’s termination the Company will continue to pay his base salary in affect at the time of termination, plus one-twelfth of 100% of the targeted annual incentive for the year in which notice of termination is delivered, payable according to the Company’s normal payroll practices;

•

If Mr. Hildebrandt elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Hildebrandt for the premiums paid by him for his COBRA continuation coverage (for himself and his dependents, if applicable) for a period of up to eighteen (18) months following the effective date of termination;

•

Subject to the Company’s ability to obtain such coverage under its group health plans and Mr. Hildebrandt’s eligibility under the Company’s group health plans and following exhaustion of any applicable COBRA continuation periods, Mr. Hildebrandt may continue his group health plans (medical, dental and vision) coverage for himself only, at his expense from the date he would otherwise lose coverage until he reached age 65;

•

The Company will make available to Mr. Hildebrandt for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company; and

•

All outstanding options to purchase stock of the Company (or any successor) held by Mr. Hildebrandt that are subject to time-based vesting and all grants of restricted Company stock held by Mr. Hildebrandt that are subject to time—based vesting shall become fully vested as of the effective date of his termination. Upon a change of control all performance based restricted shares are converted to time-based restricted stock and would become fully vested as of the date of termination.

Other Named Executive Officers. The Company has entered into an Executive Severance Agreement with each of the named executive officers: Douglas K. Barnes, Vice President and Business Unit General Manager; Mark Ceciliani, Vice President and Business Unit General Manager, and Kristina K. Gorriarán, Vice President and Business Unit General Manager. These agreements provide that if the Company terminates the named executive officer’s employment other than for cause or if the Company notifies the executive officer that the term of his/her Executive Severance Agreement will not be extended and not in connection with a change in control, he/she will be entitled to receive the following:

•

For a period of twelve (12) months following the effective date of his termination, the Company shall continue to pay the executive officer his/her then current base salary, payable according to the Company’s normal payroll practices;

•

If the executive officer elects to continue his/her group health benefits under COBRA, the Company will reimburse the executive officer for the premiums paid by him/her for COBRA continuation coverage for a period of up to eighteen (18) months following the effective date of the termination; and

•

The Company will make available to the executive officer for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company.

If the named executive officer’s employment is terminated without cause or if the executive officer terminates employment for Good Reason within twenty-four (24) months after a change in control of the Company or if terminated and a Change in Control occurs within ninety (90) days following termination, the executive officer will be entitled to receive the following:

•

Each month for a period of twelve (12) months following the effective date of termination the Company will continue to pay the executive officer his/her base salary in affect at the time of termination, plus one-twelfth of 100% of the targeted annual incentive for the year in which notice of termination is delivered, payable according to the Company’s normal payroll practices;

•

If the executive officer elects to continue his/her group health benefits under COBRA, the Company will reimburse the executive officer for the premiums paid by him/her for COBRA continuation coverage (for executive officer and his/her dependents, if applicable) for a period of up to eighteen (18) months;

•

The Company will make available to the executive officer, for a period of twelve (12) months after termination, outplacement services in an outplacement program and with a provider selected by the Company; and

•

All outstanding options to purchase stock of the Company (or any successor) held by the executive officer that are subject to time-based vesting and all grants of restricted Company stock held by the executive officer that are subject to tenure–based vesting shall become fully vested as of the effective date of his/her termination. Upon a change of control all performance based restricted shares are converted to time-based restricted stock and would become fully vested as of the date of termination.

Assuming a termination date of September 26, 2008, the estimated value of each of these benefits is as follows:

Name	Benefit (1)	Termination Without Cause, for Good Reason or if Employment Agreement or Executive Severance Agreement is not extended ($)	Termination within 90 days prior to or Two Years After a Change in Control ($)
Gerald Perkel	Severance Payment	$920,000	$2,070,000
	COBRA Payment	27,103	27,103
	Equity Award Acceleration (2)	252,046	756,138
	Outplacement Program	N/A	N/A

	Total	$1,199,149	$2,853,241

E. Scott Hildebrandt	Severance Payment	427,500	669,750
	COBRA Payment	18,627	18,627
	Equity Award Acceleration (2)	—	267,510
	Outplacement Program (3)	18,000	18,000

	Total	$464,127	$973,887

Douglas K. Barnes	Severance Payment	257,500	437,750
	COBRA Payment	15,166	15,166
	Equity Award Acceleration (2)	—	175,328
	Outplacement Program (3)	18,000	18,000

	Total	$290,666	$646,244

Mark Ceciliani	Severance Payment	210,000	357,000
	COBRA Payment	25,680	25,680
	Equity Award Acceleration (2)	—	132,550
	Outplacement Program (3)	18,000	18,000

	Total	$253,680	$533,230

Kristina K. Gorriarán	Severance Payment	235,000	399,500
	COBRA Payment	9,129	9,129
	Equity Award Acceleration (2)	—	145,203
	Outplacement Program (3)	18,000	18,000

	Total	$262,129	$571,832

(1)	COBRA amounts are based on rates in effect as of September 26, 2008.
(2)	Assumes a stock price of $2.41 per share (closing price on September 26, 2008) and excludes any options priced at more than $2.41 as not “in the money”.
(3)	Estimated cost of 12 Month Executive Outplacement Program.

All amounts are to be paid by the Company. The agreements do not provide for any payments or equity vesting acceleration for a termination of the executive for cause.

Equity Compensation Plan Information

The following table provides information with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans as of September 26, 2008. The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally granted those options. Footnote (4) to the table sets forth the total number of shares of Common Stock issuable upon the exercise of those assumed options as of September 26, 2008, and the weighted average exercise price of those options.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareholders (1)	648,304	$14.22	569,974
Equity Compensation Plans Not Approved by Shareholders (2)	1,167,073	9.46	472,455

Total (3)	1,815,377	$11.16	1,042,429

(1)	Consists of the Company’s 1993 Stock Incentive Plan, Amended and Restated 1993 Stock Option Plan for Nonemployee Directors, 1996 Stock Incentive Plan and 2004 Employee Stock Purchase Plan.
(2)	Consists of the Company’s 1999 Nonqualified Stock Option Plan, the Company’s 2007 New Hire Incentive Plan and nonqualified stock options granted pursuant to individual compensation arrangements to William D. Walker in fiscal 1999, nonqualified stock options granted to Gerald K. Perkel in fiscal 2005, nonqualified stock options granted to Scott Hildebrandt, Kris Gorriarán and Brad Gleeson in fiscal 2006, and nonqualified stock options granted to Steve Going and Terri Timberman in fiscal 2007. All of these stock options have an exercise price equal to the fair market value of the Common Stock on the date the option was granted. The stock option granted to Mr. Walker has a ten-year term and was fully vested on the date of grant. All other options granted before fiscal year 2007 have a ten-year term and vest over a four-year period, with 25% vesting on the first anniversary of the date of grant and 6.25% vesting quarterly thereafter. Options granted in fiscal year 2007 have a seven-year term and vest over a three-year period, with one-third vesting on each of the first three anniversaries of the date of grant.
(3)	The table does not include information for equity compensation plans assumed by the Company in connection with acquisitions of the companies which originally established those plans. As of September 26, 2008, a total of 392,622 shares of Common Stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $6.28 per share. A total of 262,896 additional options may be granted under those plans.

The Nonqualified Plan. The 1999 Nonqualified Stock Option Plan (the “Nonqualified Plan”) has not been approved by shareholders. Options may be granted under the Nonqualified Plan to employees of the Company who are neither officers nor Directors at the time of grant. The Board has authorized 1,565,000 shares of Common Stock for issuance under the Nonqualified Plan. All option grants will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each option will vest in installments over the optionee’s period of service with the Company. All options will be non-statutory options under the federal tax law. As of September 26, 2008, options covering 530,373 shares of Common Stock were outstanding under the Nonqualified Plan, 280,405 shares remained available for future option grants, and options covering zero shares had been exercised.

2007 New Hire Incentive Plan. The 2007 New Hire Incentive Plan (the “New Hire Incentive Plan”) has not been approved by shareholders. Options may be granted under the New Hire Incentive Plan only as an inducement to employment to persons not previously employed by the Company (including employees hired in connection with a merger or acquisition) or rehired after a bona fide period of interruption of employment. The Board has authorized 400,000 shares of Common Stock for issuance under the New Hire Incentive Plan. All option grants will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each option will vest in installments over the optionee’s period of service with the Company. All options will be non-statutory options under the federal tax law. As of September 26, 2008, options covering 46,700 shares of Common Stock were outstanding under the New Hire Incentive Plan and 192,500 shares remained available for future option grants.

DIRECTOR COMPENSATION

The Chairman of the Board receives an annual retainer of $60,000. Other nonemployee directors of the Company receive a $35,000 annual retainer. Audit Committee members receive an annual retainer of $12,000 and the Chair of the Audit Committee receives an additional annual retainer of $7,000. Compensation Committee members receive a $9,000 annual retainer, and the Chair of the Compensation Committee receives an additional annual retainer of $5,000. Governance Committee members receive an annual retainer of $4,000 and the Chair of the Governance Committee receives an additional annual retainer of $2,000. In fiscal year 2008, each nonemployee director also received 14,380 shares of restricted stock that vest one year after the date of grant. The price of the Company’s shares on the date of grant was $4.52. Under certain circumstances, the nonemployee directors of the Company are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings.

The table below summarizes the compensation paid to our nonemployee directors during the fiscal year ended September 26, 2008:

Director Name	Fees earned or paid in cash ($)	Restricted Stock / Option awards ($) (1)	Total ($)
J. Michael Gullard	$34,500	$33,682	$68,182
Carl W. Neun	50,500	33,682	84,182
Walter W. Noce, Jr.	40,500	33,682	74,182
Heinrich Stenger (2)	40,500	33,682	74,182
E. Kay Stepp	52,250	33,682	85,932
Gregory H. Turnbull	62,000	33,682	95,682
Steven E. Wynne	47,750	33,682	81,432

(1)	Represents the amount of compensation expense recognized under FAS 123R in fiscal year 2008 with respect to shares of time-based restricted stock awarded in fiscal year 2008. In addition, the aggregate number of stock options outstanding at September 26, 2008 was as follows: Mr. Gullard—16,000; Mr. Neun—51,000; Mr. Noce—22,000; Mr. Stenger—50,000; Ms. Stepp—54,000; Mr. Turnbull—75,338; Mr. Wynne—44,000.
(2)	Mr. Stenger has resigned as a member of the Board of Directors, effective as of February 20, 2009.

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of Common Stock as of October 2, 2009 with respect to: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s nominees for election as director, (iv) each of the Company’s named executive officers, and (v) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Outstanding
State of Wisconsin Investment Board (2)	1,840,590	9.6%
P.O. Box 7842
Madison, WI 53707

Royce & Associates, LLC (3)	1,715,814	8.9%
1414 Avenue of the Americas
New York, NY 10019

Renaissance Technologies Corp. (4)	1,395,000	7.3%
800 Third Avenue
New York, NY 10022

Dimensional Fund Advisors LP (5)	1,102,572	5.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Gerald K. Perkel	546,996	2.8%
J. Michael Gullard	53,845	*
Carl W. Neun	95,345	*
E. Kay Stepp	90,845	*
Gregory H. Turnbull	158,412	*
Steven E. Wynne	103,345	*
E. Scott Hildebrandt	239,240	1.2%
Douglas K. Barnes	178,272	*
Mark Ceciliani	125,796	*
Kristina K. Gorriarán	146,259	*
Executive Officers and Directors as a group (11 persons)	1,830,231	9.5%

*	less than one percent
(1)	Beneficial ownership is determined in accordance with rules of the SEC, and includes voting power and investment power with respect to shares. With respect to each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, the numbers in the table above reflect, and the Company has relied upon, reports of such beneficial owners on Schedule 13G filed with the SEC. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from October 2, 2009 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person. The number of shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of October 2, 2009 is as follows: Mr. Perkel—240,000; Mr. Gullard—16,000; Mr. Neun—51,000; Ms. Stepp—48,000; Mr. Turnbull—78,338; Mr. Wynne—65,000; Mr. Hildebrandt—120,000; Mr. Barnes—109,387; Mr. Ceciliani—81,700; Ms. Gorriarán—114,554; and all directors and officers as a group—982,254.
(2)	This information as to beneficial ownership is based on a Schedule 13G filed by State of Wisconsin Investment Board (“Wisconsin”) with the SEC on January 30, 2009. The Schedule 13G states that Wisconsin is the beneficial owner of an aggregate of 1,840,590 shares of Common Stock, as to which it has sole voting power and sole dispositive power.

(3)	This information as to beneficial ownership is based on a Schedule 13G filed by Royce & Associates, LLC (“Royce”) with the SEC on January 27, 2009. The Schedule 13G states that Royce is the beneficial owner of 1,715,814 shares of Common Stock, as to which it has sole voting power and sole dispositive power.
(4)	This information as to beneficial ownership is based on a Schedule 13G filed by Renaissance Technologies Corp. and James H. Simons (“Renaissance”) with the SEC on February 13, 2009. The Schedule 13G states that Renaissance is the beneficial owner of an aggregate of 1,395,000 shares of Common Stock, as to which it has sole voting and dispositive power.
(5)	This information as to beneficial ownership is based on a Schedule 13G filed by Dimensional Fund Advisors Inc. (“Dimensional”) with the SEC on February 9, 2009. The Schedule 13G states that Dimensional is the beneficial owner of an aggregate of 1,102,572 shares of Common Stock, as to which it has sole voting power and sole dispositive power.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in the Company’s proxy statement relating to its 2010 annual meeting of shareholders. Any such proposal must have been received by the Company not later than September 11, 2009. Shareholders interested in submitting proposals are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement. Alternatively, under the Company’s bylaws, a proposal or nomination that a shareholder does not seek to include in the Company’s proxy statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the date of such meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of common stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder.

OTHER MATTERS

We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares you hold. We urge you to promptly vote your shares as directed in the enclosed proxy card. Shareholders who are present at the Special Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

THE BOARD OF DIRECTORS OF PLANAR SYSTEMS, INC.

Gerald K. Perkel
President and Chief Executive Officer

APPENDIX A

PLANAR SYSTEMS, INC.

2009 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Planar Systems, Inc. 2009 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1    Administration of the Plan

(a) The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

(b) Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.

3.2    Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) lower the price of an option after it is granted, except in connection with adjustments provided in Section 15.1; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an option at a time when its strike price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1    Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a) 1,300,000 shares; plus

(b) any shares subject to outstanding awards under the Company’s Amended and Restated 1993 Stock Incentive Plan for Nonemployee Directors, Clarity Visual Systems, Inc. 1995 Stock Incentive Plan, Clarity Visual Systems, Inc. Non-Qualified Stock Option Plan, 1996 Stock Incentive Plan, 1999 Nonqualified Stock Option Plan or 2007 New Hire Incentive Plan, or any individual incentive award, (together, the “Prior Plans”) on the Effective Date and any shares subject to outstanding awards under the Prior Plans on the Effective Date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), subject to adjustment from time to time as provided in Section 15.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plans, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares.

4.2    Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common

Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation or statutory share exchange is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1    Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2    Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3    Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time they are paid to other shareholders and (ii) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1    Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2    Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3    Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be determined in accordance with Section 8.

7.4    Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5    Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Committee may permit.

7.6    Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (a) the Option Expiration Date and (b) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or other requirements.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1    Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2    Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3    Waiver of Restrictions

The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1    Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2    Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3    Waiver of Restrictions

The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1    Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2    Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1    Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 4.3; (iv) the maximum numbers and kind of securities set forth in Section 16.3; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2    Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3    Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction, such Awards shall become fully and immediately exercisable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares or Performance Units earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be payable in accordance with the terms of the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

15.4    Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, a statutory share exchange, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5    No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6    Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7    Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1    Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; gross margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price (including appreciation); total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) non-cash accounting charges, (vi) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to shareholders for the applicable year, (vii) acquisitions or divestitures, (viii) foreign exchange gains and losses, and (ix) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

16.2    Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3    Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 750,000 shares of Common Stock for such Awards, except that the Company may make additional onetime grants of such Awards for up to 750,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $2,500,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17. AMENDMENT AND TERMINATION

17.1    Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2    Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the shareholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3    Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1    No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without Cause.

18.2    Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3    Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall, to the extent not prohibited by applicable law, be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4    No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5    Compliance with Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

18.6    Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7    No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8    Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9    Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10    Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Oregon without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Oregon.

18.11    Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the shareholders of the Company. If the shareholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares equal to 30% or more of either (1) the number of then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power represented by the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction or (v) any acquisition approved by the Board; or

(b) consummation of a Company Transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, no par value, of the Company.

“Company” means Planar Systems, Inc., an Oregon corporation.

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company;

(b) a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets,

excluding, however, in each case, a transaction pursuant to which

(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(iii) individuals who were members of the Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the Planar Systems, Inc. 2009 Incentive Plan.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Section 409A” means Section 409A of the Code.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

You can now access your Planar Systems, Inc. account online.

Access your Planar Systems, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Planar Systems, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status

• View certificate history

• View book-entry information

• View payment history for dividends

• Make address changes

• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of shareholders. The Proxy Statement is available at: https://www.sendd.com/EZProxy/?project_id=347

FOLD AND DETACH HERE

PROXY

PLANAR SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Planar Systems, Inc., an Oregon corporation (the “Company”), hereby appoints Gerald K. Perkel and Gregory H. Turnbull, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders (the “Special Meeting”) to be held at 2:00 p.m. on Friday, November 20, 2009 at 1195 NW Compton Drive, Beaverton, Oregon, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE COMPANY’S PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

60009-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

PLANAR SYSTEMS, INC.

INTERNET

http://www.proxyvoting.com/plnr

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

60009-1

FOLD AND DETACH HERE

A VOTE “FOR PROPOSALS 1 AND 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS

Please mark your votes as indicated in this example X

1. To approve the Planar Systems, Inc. 2009 Incentive Plan

2. To ratify the audit committee’s appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ended September 25, 2009.

FOR AGAINST ABSTAIN

3. The proxies are authorized to vote as recommended by a majority of the Board of Directors upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

WILL ATTEND

4. Please check this box if you plan to attend the Special Meeting.

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.

Mark Here for Address Change or Comments SEE REVERSE

Signature Signature Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.